UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 27, 2007

Mellanox Technologies, Ltd.
(Exact name of Registrant as Specified in its Charter)

Israel (State or other jurisdiction of incorporation)	001-33299 (Commission File Number)	98-0233400 (I.R.S. Employer Identification No.)
Hermon Building
Yokneam, Israel 20692
(Address of Principal Executive Offices)
+972-4-909-7200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 27, 2007, the Compensation Committee of Mellanox Technologies, Ltd. (the “Company”) approved an increase to the annual base salary level of Eyal Waldman, the Company’s Chief Executive Officer, President and Chairman of the Board of Directors, to $250,000, effective January 1, 2007, and awarded Mr. Waldman a cash bonus in the amount of $50,000 for services rendered for the fiscal year ended December 31, 2006 pursuant to the Company’s annual cash bonus compensation program.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 2, 2007	MELLANOX TECHNOLOGIES, LTD.
	By:	/s/ Michael Gray
	Name:	Michael Gray
	Title:	Chief Financial Officer